Financial Supplement

For the Fourth Quarter of Fiscal Year 2010 ending April 2, 2010

PSS World Medical, Inc.
As of April 2, 2010
Current Fiscal Year
(in thousands, except per share data)

	Fiscal 2010
	Q1	Q2	Q3	Q4	YTD

Net sales	$493,554	$561,976	$502,764	$496,877	$2,055,171
Cost of goods sold	347,581	389,404	348,064	342,427	1,427,476
Gross profit	145,974	172,571	154,700	154,449	627,695
General & administrative expenses	91,638	97,208	89,439	92,586	370,871
Selling expenses	32,687	36,728	33,249	33,178	135,842
Income from operations	21,649	38,635	32,012	28,685	120,981
Interest expense	(4,261)	(4,532)	(4,214)	(4,288)	(17,295)
Interest & investment income	134	95	117	30	376
Other income	3,995	452	741	879	6,068
Income from ops before income taxes	21,517	34,650	28,657	25,306	110,130
Provision for income taxes	8,213	12,964	10,736	8,854	40,768
Net income	$13,304	$21,686	$17,921	$16,452	$69,363

Earnings per share - basic:
Net income	$0.23	$0.37	$0.31	$0.29	$1.20

Earnings per share - Diluted:
Net income	$0.23	$0.37	$0.30	$0.28	$1.18

WASO - Basic	58,380	58,566	58,522	56,627	58,029
WASO - Diluted	58,859	59,390	59,390	58,115	58,943

Net sales by segment:
Physician Business	$342,292	$398,531	$352,961	$344,039	$1,437,823
Elder Care Business	150,381	162,970	149,400	152,187	614,937
Corporate Shared Services	882	475	403	651	2,411
	$493,554	$561,976	$502,764	$496,877	$2,055,171

Billing days:	64	68	61	65	258

Net sales per billing day:
Physician Business	$5,348	$5,861	$5,786	$5,293	$5,573
Elder Care Business	2,350	2,397	2,449	2,341	2,383
Corporate Shared Services	14	7	7	10	9
	$7,712	$8,264	$8,242	$7,644	$7,966

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of April 2, 2010
(in thousands, except per share data)

	Fiscal 2007					Fiscal 2008					Fiscal 2009
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Net sales	$ 413,135	$ 427,059	$ 458,421	$ 443,024	$ 1,741,639	$ 438,910	$ 457,930	$ 465,208	$ 493,744	$ 1,855,791	$ 472,215	$ 491,603	$ 519,145	$ 469,728	$ 1,952,691
Cost of goods sold	293,233	303,204	335,185	310,008	1,241,629	311,227	325,390	330,215	347,289	1,314,120	333,283	344,347	364,282	328,868	1,370,781
Gross profit	119,902	123,856	123,235	133,017	500,010	127,683	132,540	134,993	146,455	541,672	138,931	147,255	154,863	140,860	581,910
General and administrative expenses	73,695	73,422	75,253	78,453	300,824	83,638	77,353	79,408	83,725	324,124	89,634	90,689	89,426	82,728	352,478
Selling expenses	27,498	28,878	30,140	30,308	116,823	29,551	30,763	31,509	33,473	125,295	31,266	32,161	33,721	31,356	128,505
Income from operations	18,709	21,556	17,842	24,255	82,362	14,494	24,425	24,077	29,257	92,253	18,031	24,405	31,715	26,776	100,927
Interest expense	(2,691)	(2,635)	(2,642)	(2,631)	(10,597)	(2,764)	(2,956)	(3,247)	(3,529)	(12,495)	(3,203)	(5,300)	(7,409)	(6,247)	(22,159)
Interest and investment income	98	282	426	385	1,191	528	114	26	23	691	122	842	1,034	305	2,304
Other income	469	429	517	591	2,006	544	546	833	5,361	7,284	608	520	877	638	2,643
Income from ops before income taxes	16,588	19,632	16,144	22,601	74,965	12,802	22,129	21,690	31,112	87,732	15,559	20,467	26,218	21,472	83,716
Provision for income taxes	6,449	7,681	5,862	7,824	27,817	5,010	8,551	8,441	12,597	34,599	6,187	8,104	10,230	7,709	32,229
Income from continuing operations	10,139	11,951	10,282	14,777	47,148	7,792	13,578	13,249	18,515	53,133	9,372	12,363	15,989	13,763	51,486
Net income	$ 10,137	$ 11,951	$ 10,282	$ 14,777	$ 47,146	$ 7,792	$ 13,578	$ 13,249	$ 18,515	$ 53,133	$ 9,372	$ 12,363	$ 15,989	$ 13,763	$ 51,486

Earnings per share - Basic:
Income from continuing operations	$ 0.15	$ 0.18	$ 0.15	$ 0.22	$ 0.70	$ 0.12	$ 0.21	$ 0.21	$ 0.30	$ 0.82	$ 0.15	$ 0.21	$ 0.27	$ 0.23	$ 0.86
Net income	$ 0.15	$ 0.18	$ 0.15	$ 0.22	$ 0.70	$ 0.12	$ 0.21	$ 0.21	$ 0.30	$ 0.82	$ 0.15	$ 0.21	$ 0.27	$ 0.23	$ 0.86

Earnings per share - Diluted:
Income from continuing operations	$ 0.15	$ 0.17	$ 0.15	$ 0.21	$ 0.68	$ 0.11	$ 0.20	$ 0.20	$ 0.29	$ 0.80	$ 0.15	$ 0.20	$ 0.27	$ 0.23	$ 0.85
Net income	$ 0.15	$ 0.17	$ 0.15	$ 0.21	$ 0.68	$ 0.11	$ 0.20	$ 0.20	$ 0.29	$ 0.80	$ 0.15	$ 0.20	$ 0.27	$ 0.23	$ 0.85

WASO - Basic	67,310	67,453	67,054	67,059	67,219	66,793	65,806	63,999	62,213	64,703	61,003	59,941	59,481	59,307	59,937
WASO - Diluted	68,947	69,478	69,458	69,419	69,325	68,765	67,067	65,756	63,152	66,184	61,723	60,921	60,322	59,801	60,696

Net Sales by Segment:
Physician Business	$ 284,438	$ 300,813	$ 329,159	$ 313,109	$ 1,227,520	$ 306,245	$ 320,171	$ 326,520	$ 355,749	$ 1,308,685	$ 331,386	$ 341,761	$ 357,269	$ 326,966	$ 1,357,382
Elder Care Business	128,696	126,246	129,261	129,915	514,118	132,664	137,759	138,688	137,995	547,106	140,406	149,485	161,874	142,743	594,509
Corporate Shared Services	-	-	-	-	-	-	-	-	-	-	423	356	2	19	800
	$ 413,135	$ 427,059	$ 458,421	$ 443,024	$ 1,741,639	$ 438,910	$ 457,930	$ 465,208	$ 493,744	$ 1,855,791	$ 472,215	$ 491,603	$ 519,145	$ 469,728	$ 1,952,691

Billing Days:	64	63	62	64	253	64	63	62	64	253	64	63	66	60	253

Net Sales Per Billing Day:
Physician Business	$ 4,444	$ 4,775	$ 5,309	$ 4,892	$ 4,852	$ 4,785	$ 5,082	$ 5,266	$ 5,559	$ 5,173	$ 5,178	$ 5,425	$ 5,413	$ 5,449	$ 5,365
Elder Care Business	2,011	2,004	2,085	2,030	2,032	2,073	2,187	2,237	2,156	2,162	2,194	2,373	2,453	2,379	2,350
Corporate Shared Services	-	-	-	-	-	-	-	-	-	-	7	6	-	-	3
	$ 6,455	$ 6,779	$ 7,394	$ 6,922	$ 6,884	$ 6,858	$ 7,269	$ 7,503	$ 7,715	$ 7,335	$ 7,378	$ 7,803	$ 7,866	$ 7,829	$ 7,718

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of April 2, 2010
SelectTM Net Sales
(in thousands)

	Fiscal 2006	Fiscal 2007	Fiscal 2008	Fiscal 2009	Fiscal 2010

Consolidated Select Sales	$157,296	$185,844	$234,810	$281,536	$323,602

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
Segment Information
As of April 2, 2010
(in thousands)

	Three Months Ended		Twelve Months Ended
	4/2/2010	3/27/2009	4/2/2010	3/27/2009

NET SALES:
Physician Business	344,039	326,966	1,437,823	1,357,382
Elder Care Business	152,187	142,743	614,937	594,509
Corporate Shared Services	651	19	2,411	800
Total net sales	496,877	469,728	2,055,171	1,952,691

BILLING DAYS:	65	60	258	253

NET SALES PER BILLING DAY:
Physician Business	5,293	5,449	5,573	5,365
Elder Care Business	2,341	2,379	2,383	2,350
Corporate Shared Services	10	-	9	3
Total net sales per billing day	7,644	7,829	7,966	7,718

INCOME FROM OPERATIONS:
Physician Business	30,497	29,271	137,261	109,800
Elder Care Business	9,422	7,571	38,017	30,140
Corporate Shared Services	(11,234)	(10,065)	(54,297)	(39,012)
Total income from operations	28,685	26,776	120,981	100,927

DEPRECIATION:
Physician Business	2,067	1,906	7,983	7,494
Elder Care Business	1,226	1,272	4,984	4,948
Corporate Shared Services	2,588	1,965	8,973	7,561
Total depreciation	5,881	5,144	21,940	20,002

AMORTIZATION OF INTANGIBLE
AND OTHER ASSETS:
Physician Business	581	651	2,343	3,008
Elder Care Business	743	551	2,432	2,290
Corporate Shared Services	120	125	346	191
Total amortization of intangible and other assets	1,444	1,328	5,121	5,489

PROVISION FOR DOUBTFUL ACCOUNTS:
Physician Business	(11)	56	1,944	1,547
Elder Care Business	414	136	1,851	2,134
Total provision for doubtful accounts	402	192	3,795	3,680

INTEREST EXPENSE:
Total interest expense	4,288	6,247	17,295	22,159

INTEREST AND INVESTMENT INCOME:
Elder Care Business	3	12	70	46
Corporate Shared Services	28	293	306	2,257
Total interest and investment income	30	305	376	2,304

PROVISION (BENEFIT) FOR INCOME TAXES:
Physician Business	11,089	11,297	49,982	41,115
Elder Care Business	2,698	2,200	11,103	8,496
Corporate Shared Services	(4,933)	(5,789)	(20,317)	(17,382)
Total provision for income taxes	8,854	7,709	40,768	32,229

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
Current Fiscal Year Balance Sheet
(in thousands)

Consolidated

	As of
ASSETS	6/26/09	10/2/09	1/1/10	4/2/10

Cash	$129,631	$130,089	$114,056	$52,751
Accounts receivable, net	230,391	257,968	233,602	227,888
Inventory, net	196,160	212,813	230,725	218,911
Deferred tax assets, net	8,250	5,602	11,986	15,629
Prepaid expenses and other	24,385	30,854	33,980	26,485
Total current assets	588,817	637,326	624,349	541,664

Property and equipment, net	103,552	105,499	106,956	105,220
Goodwill	114,255	115,280	120,828	121,772
Intangibles, net	22,442	21,604	25,289	24,548
Other long-term assets	65,065	73,819	77,748	78,862
Total long-term assets	305,314	316,202	330,821	330,402

Total assets	$894,131	$953,528	$955,170	$872,066

LIABILITIES & EQUITY

Accounts payable	$133,781	$156,966	$137,676	$123,970
Accrued expenses	46,196	43,248	48,051	50,253
Revolving line of credit and current portion of long term debt	50,953	50,970	56,321	881
Other current liabilities	12,882	13,653	13,121	10,954
Total current liabilities	243,812	264,837	255,169	186,058

Long-term debt	182,654	184,530	186,153	187,941
Other non-current liabilities	70,323	79,896	86,674	90,053
Total long-term liabilities	252,977	264,426	272,827	277,994

Total liabilities	496,789	529,263	527,996	464,052
Total equity	397,342	424,265	427,174	408,014

Total liabilities & equity	$894,131	$953,528	$955,170	$872,066

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
Balance Sheet Trend
(in thousands)

Consolidated

	Fiscal 2007				Fiscal 2008				Fiscal 2009
ASSETS	Jun-06	Sep-06	Dec-06	Mar-07	Jun-07	Sep-07	Dec-07	Mar-08	Jun-08	Sep-08	Dec-08	Mar-09

Cash	27,784	45,676	54,904	46,658	23,954	17,041	15,031	21,122	29,840	226,055	214,709	82,031
Investment in available for sale securities	-	-	-	-	-	-	-	-	-	-	-	10,592
Accounts receivable, net	206,405	225,538	219,822	222,776	222,699	232,282	224,282	237,248	227,661	240,806	232,894	230,361
Inventory, net	170,612	172,127	186,193	174,130	187,499	188,087	214,256	190,846	192,707	199,337	239,940	207,593
Deferred tax assets	11,181	9,042	2,128	8,776	8,987	9,319	9,175	8,183	6,805	-	-	8,059
Other current assets	32,876	39,289	37,330	34,436	34,347	27,894	31,658	48,744	26,157	22,163	23,229	23,819
Total current assets	448,857	491,672	500,376	486,776	477,486	474,623	494,403	506,142	483,170	688,361	710,772	562,456

Property and equipment, net	88,977	88,089	86,720	89,498	90,213	90,208	90,781	91,584	92,803	96,849	97,113	101,205
Goodwill	106,519	106,819	106,972	107,366	110,993	110,727	110,868	110,679	112,320	112,392	112,717	112,768
Intangibles, net	33,350	32,343	31,186	29,758	30,280	28,991	27,669	26,305	25,738	24,345	23,102	22,958
Investment in available for sale securities	-	-	-	-	24,232	46,147	50,206	11,318	14,231	16,725	15,333	-
Other long-term assets	54,444	54,455	57,631	59,898	69,481	67,195	67,921	67,209	67,598	83,055	70,549	59,238
Total long-term assets	283,291	281,706	282,509	286,521	325,198	343,268	347,446	307,094	312,690	333,365	318,815	296,169

Total assets	732,148	773,378	782,885	773,297	802,685	817,891	841,849	813,236	795,860	1,021,726	1,029,587	858,624

	Fiscal 2007				Fiscal 2008				Fiscal 2009
LIABILITIES & EQUITY	Jun-06	Sep-06	Dec-06	Mar-07	Jun-07	Sep-07	Dec-07	Mar-08	Jun-08	Sep-08	Dec-08	Mar-09

Accounts payable	122,449	145,767	162,338	131,330	144,572	149,827	161,728	135,930	128,656	149,674	155,133	127,300
Accrued expenses	27,748	34,827	31,670	37,224	33,190	33,275	34,350	46,056	38,055	50,816	43,170	52,718
Current maturities of long-term debt	517	1,655	138,334	2,238	2,132	32,129	33,660	214,732	196,116	198,022	199,606	50,937
Deferred tax liabilities, current	-	-	-	-	-	-	-	-	-	6,619	4,492	-
Other current liabilities	12,490	13,917	10,731	11,440	15,267	15,000	15,846	11,969	8,102	8,723	9,160	7,956
Total current liabilities	163,204	196,166	343,072	182,232	195,161	230,230	245,584	408,687	370,928	413,855	411,560	238,910

Long-term debt	134,053	135,358	460	138,318	139,657	141,091	143,020	725	706	177,650	179,395	180,965
Other long-term liabilities	60,689	63,702	62,457	63,922	70,413	68,190	69,976	64,473	68,975	64,763	56,503	60,719
Total long-term liabilities	194,742	199,060	62,917	202,240	210,070	209,282	212,996	65,198	69,682	242,413	235,899	241,685

Total liabilities	357,946	395,226	405,989	384,472	405,231	439,512	458,580	473,885	440,610	656,268	647,459	480,594

Total equity	374,202	378,152	376,896	388,824	397,454	378,379	383,269	339,351	355,250	365,458	382,127	378,030

Total liabilities & equity	732,148	773,378	782,885	773,297	802,685	817,891	841,849	813,236	795,860	1,021,726	1,029,587	858,624

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
Unaudited Operating Highlights
Current Fiscal Year
(in millions)

	Three Months Ended		Twelve Months Ended
	Apr. 2, 2010	Mar. 27, 2009	Apr. 2, 2010	Mar. 27, 2009

Net sales:
Physician Business	$ 344.0	$ 327.0	$ 1,437.8	$ 1,357.4
Elder Care Business	152.2	142.7	614.9	594.5
Corporate Shared Services	0.7	-	2.4	0.8
Total net sales	$ 496.9	$ 469.7	$ 2,055.2	$ 1,952.7

Income from operations:
Physician Business	$ 30.5	$ 29.3	$ 137.3	$ 109.8
Elder Care Business	9.4	7.6	38.0	30.1
Corporate Shared Services	(11.2)	(10.1)	(54.3)	(39.0)
Total income from operations	$ 28.7	$ 26.8	$ 121.0	$ 100.9

EBITDA (a)	$ 36.9	$ 33.9	$ 154.1	$ 129.1

Income from operations, as a percentage of net sales	5.8%	5.7%	5.9%	5.2%

Consolidated Return on Committed Capital ("ROCC") (b)	30.7%	28.6%	33.5%	27.6%

Billing Days	65	60	258	253

Net Sales Per Billing Day (in thousands):
Physician Business	$ 5,293	$ 5,449	$ 5,573	$ 5,365
Elder Care Business	2,341	2,379	2,383	2,350
Corporate Shared Services	10	-	9	3
Total Net Sales Per Billing Day	$ 7,644	$ 7,829	$ 7,966	$ 7,718

Net Sales Per Billing Day Growth Rate:
Physician Business	-2.9%		3.9%
Elder Care Business	-1.6%		1.4%
Total Net Sales Per Billing Day Growth Rate	-2.4%		3.2%

			Annualized
			Apr. 2, 2010	Mar. 27, 2009
DSO (c)
Physician Business			38.3	40.3
Elder Care Business			48.4	49.3
DOH (d)
Physician Business			53.6	55.1
Elder Care Business			54.4	51.9
DIP (e)
Physician Business			37.3	39.9
Elder Care Business			22.6	24.1
Cash Conversion Days (f)
Physician Business			54.6	55.5
Elder Care Business			80.2	77.1

			As of
			Apr. 2, 2010	Mar. 27, 2009
Operational working capital (g)			$ 322.8	$ 310.7

Net debt:
Bank debt			$ -	$ 50.0
Other debt			$ 1.7	$ 2.7
Convertible senior notes			$ 187.1	$ 179.2
Less: Cash and cash equivalents			$ (52.8)	$ (82.0)
Net debt			$ 136.1	$ 149.9

Numbers may not foot due to rounding differences

PSS WORLD MEDICAL, INC.
Non GAAP Reconciliations

Net income impact of swine flu related product sales
(in millions, except per share data)

	Three Months Ended		Twelve Months Ended
	Apr. 2, 2010	Diluted EPS	Apr. 2, 2010	Diluted EPS
Net income	$16.5	$0.28	$69.4	$1.18
Less: Impact on pre-tax income from swine flu related product sales	-		(7.7)
Tax impact on swine flu related product sales	-		3.0
Net income adjusted for swine flu related product sales	$16.5	$0.28	$64.6	$1.10

Net income impact of sale of securities
(in millions, except per share data)

	Three Months Ended		Twelve Months Ended
	Apr. 2, 2010	Diluted EPS	Apr. 2, 2010	Diluted EPS
Net income	$16.5	$0.28	$69.4	$1.18
Less: Gain on sale of securities	-		(3.6)
Tax impact on sales of securities	-		1.4
Net income adjusted for the sale of securities	$16.5	$0.28	$67.1	$1.14

Diluted EPS impact of five additional selling days

	Twelve Months Ended
	Apr. 2, 2010
Diluted EPS	$1.18
Less: Impact of additional selling days	(0.02)
Diluted EPS adjusted for additional selling days(1)	$1.16

(1)	The diluted EPS impact of additional selling days equates to $0.022 and would adjust actual diluted EPS to $1.15 upon rounding. The tax impact of the additional selling days is $0.014.

Numbers may not foot due to rounding differences

PSS WORLD MEDICAL, INC.
Non GAAP Reconciliations

Net income impact of additional long-term incentive compensation above planned expectations
(in millions, except per share data)

	Twelve Months Ended
	Apr. 2, 2010	Diluted EPS
Net income	$69.4	$1.18
Add back: Impact on pre-tax income from additional cash based long-term incentive compensation above planned expectations	2.0
Add back: Impact on pre-tax income from additional stock based long-term incentive compensation above planned expectations	4.7
Tax impact on additional long-term incentive compensation above planned expectations	(2.6)
Net income adjusted for additional long-term incentive compensation above planned expectations	$73.5	$1.25

Net income impact of ASC 470-20 (Formerly FSP APB 14-1)
(in millions, except per share data)

	Three Months Ended		Three Months Ended
	Apr. 2, 2010	Diluted EPS	Mar. 27, 2009	Diluted EPS
Net Income	$16.5	$0.28	$13.8	$0.23
Add Back: Impact of ASC 470-20	2.0		3.0
Tax impact on ASC 470-20	(0.8)		(1.2)
Net income adjusted for the impact of ACS 470-20	$17.7	$0.30	$15.6	$0.26

	Twelve Months Ended		Twelve Months Ended
	Apr. 2, 2010	Diluted EPS	Mar. 27, 2009	Diluted EPS
Net Income	$69.4	$1.18	$51.5	$0.85
Add Back: Impact of ASC 470-20	7.4		10.5
Tax impact on ASC 470-20	(2.8)		(4.0)
Net income adjusted for the impact of ACS 470-20	$73.9	$1.25	$58.0	$0.96

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
Selling Days Calendar FY09-FY11

	FY2009		FY2010		FY2011
	Closing	Selling	Closing	Selling	Closing	Selling
	Date	Days	Date	Days	Date	Days	Notes
Apr	25-Apr	20	24-Apr	20	30-Apr	20	A
May	30-May	24	29-May	24	28-May	20	A
Jun	27-Jun	20	26-Jun	20	2-Jul	24	B
Q1		64		64		64
Jul	25-Jul	19	31-Jul	24	30-Jul	19	A
Aug	29-Aug	25	28-Aug	20	27-Aug	20	A
Sep	26-Sep	19	2-Oct	24	1-Oct	24	B
Q2		63		68		63
Oct	31-Oct	25	30-Oct	20	29-Oct	20	A
Nov	28-Nov	18	27-Nov	18	26-Nov	18	A
Dec	2-Jan	23	1-Jan	23	31-Dec	23	B
Q3		66		61		61
Jan	30-Jan	20	29-Jan	20	28-Jan	20	A
Feb	27-Feb	20	26-Feb	20	25-Feb	20	A
Mar	27-Mar	20	2-Apr	25	1-Apr	25	B
Q4		60		65		65
Total		253		258		253

	A	Closing date is the last Friday of the month (for non-quarter end months).

	B	"Selling Days" defines closing date as the Friday closest to month end
		based on business days only (for quarter end months only).

PSS World Medical, Inc.
EBITDA Calculation
Current Fiscal Year
(in thousands)

	Fiscal 2010
	Q1	Q2	Q3	Q4	YTD

Net Income	$13,304	$21,686	$17,921	$16,452	$69,363

Plus: Interest expense	4,261	4,532	4,214	4,288	17,295
Less: Interest and investment income	(134)	(95)	(117)	(30)	(376)
Plus: Provision for income taxes	8,213	12,964	10,736	8,854	40,768
Plus: Depreciation	5,245	5,256	5,558	5,881	21,940
Plus: Amortization of intangible assets	1,252	1,190	1,235	1,444	5,121
EBITDA	$32,140	$45,533	$39,547	$36,890	$154,110

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
EBITDA Calculation
(in thousands)

	Fiscal 2007					Fiscal 2008					Fiscal 2009
	Q1	Q2	Q3	Q4	Total FY 2007	Q1	Q2	Q3	Q4	Total FY 2008	Q1	Q2	Q3	Q4	Total FY 2009

Net income	$ 10,139	$ 11,951	$ 10,282	$ 14,777	$ 47,148	$ 7,792	$ 13,578	$ 13,249	$ 18,515	$ 53,133	$ 9,372	$ 12,363	$ 15,989	$ 13,763	$ 51,486

Plus: Interest expense	2,691	2,635	2,642	2,631	10,597	2,764	2,956	3,247	3,529	12,495	3,203	5,300	7,409	6,247	22,159
Less: Interest and investment income	(98)	(282)	(426)	(385)	(1,191)	(528)	(114)	(26)	(23)	(691)	(122)	(842)	(1,034)	(305)	(2,304)
Plus: Provision for income taxes	6,449	7,681	5,862	7,824	27,817	5,010	8,551	8,441	12,597	34,599	6,187	8,104	10,230	7,709	32,229
Plus: Depreciation	4,107	4,170	4,242	4,304	16,823	4,632	4,796	4,710	4,719	18,858	4,830	4,912	5,116	5,144	20,002
Plus: Amortization of intangible assets	1,500	1,477	1,469	1,462	5,908	1,458	1,406	1,362	1,360	5,586	1,344	1,553	1,264	1,328	5,489
EBITDA	$ 24,786	$ 27,632	$ 24,070	$ 30,613	$ 107,101	$ 21,128	$ 31,172	$ 30,983	$ 40,697	$ 123,980	$ 24,813	$ 31,390	$ 38,973	$ 33,886	$ 129,062

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
Return on Committed Capital (ROCC)
Current Fiscal Year
(in thousands)

Consolidated

	Fiscal 2010
	Q1	Q2	Q3	Q4	FY 2010
Quarterly Average Committed Capital (1)	$378,397	$378,706	$401,134	$403,620
Annual Average Committed Capital					$394,969

Committed Capital - Current Quarter	364,619	392,792	409,475	397,765	397,765
Committed Capital - Previous Quarter	392,174	364,619	392,792	409,475	409,475
Committed Capital - Previous Year End					392,174

Return on Committed Capital - Quarterly (2)	28.4%	42.5%	33.9%	30.7%
Return on Committed Capital - Annual					33.5%

Return:
Net income	13,304	21,686	17,921	16,452	69,363

Add:
Provision for income taxes	8,213	12,964	10,736	8,854	40,768
Interest expense	4,261	4,532	4,214	4,288	17,295
Amortization	1,252	1,190	1,235	1,444	5,121
Interest and investment income	(134)	(95)	(117)	(30)	(376)
	$26,895	$40,277	$33,989	$31,009	$132,170

Committed Capital:
Total assets	$894,131	$953,528	$955,170	$872,065	$872,065
Less assets excluded:
Cash	(129,631)	(130,089)	(114,056)	(52,751)	(52,751)
Goodwill and intangibles, net	(136,696)	(136,884)	(146,117)	(146,320)	(146,320)

Total liabilities	(496,792)	(529,263)	(527,996)	(464,052)	(464,052)
Plus liabilities excluded:
Current debt	50,953	50,970	56,321	881	881
Long-term debt	182,654	184,530	186,153	187,941	187,941
	$364,619	$392,792	$409,475	$397,765	$397,765

(1)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.
(2)	Return on Committed Capital equals Return divided by Committed Capital. Quarterly calculations are annualized.

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
Return on Committed Capital (ROCC)
(in thousands)

Consolidated

	Fiscal 2007					Fiscal 2008					Fiscal 2009
	Q1	Q2	Q3	Q4	Total FY 2007	Q1	Q2	Q3	Q4	Total FY 2008	Q1	Q2	Q3	Q4	Total FY 2009
Quarterly Average Committed Capital (1)	332,763	334,894	326,477	334,112		359,807	384,428	400,611	401,541		390,439	381,257	394,469	401,387
Annual Average Committed Capital (2)					335,832					371,150					394,438

Committed Capital - Current Quarter	339,461	330,327	322,628	345,597		374,016	394,840	406,381	396,702		384,175	378,339	410,600	392,174
Committed Capital - Previous Quarter	326,066	339,461	330,327	322,628		345,597	374,016	394,840	406,381		396,702	384,175	378,339	410,600
Committed Capital - Current Year End					345,597					396,702					392,174
Committed Capital - Previous Year End					326,066					345,597					396,702

Return on Committed Capital - Quarterly (3)	24.9%	28.0%	24.3%	31.5%	26.9%	18.3%	27.4%	26.2%	35.8%	28.3%	20.5%	27.8%	34.3%	28.6%	27.6%
Return on Committed Capital - Annual

Return:
Income from continuing operations before extraordinary loss	10,139	11,951	10,282	14,777	47,148	7,792	13,578	13,249	18,515	53,133	9,372	12,363	15,989	13,763	51,486

Add:
Provision for income taxes	6,449	7,681	5,862	7,824	27,817	5,010	8,551	8,441	12,597	34,599	6,187	8,104	10,230	7,709	32,229
Interest expense	2,688	2,635	2,642	2,631	10,595	2,764	2,956	3,247	3,529	12,495	3,203	5,300	7,409	6,247	22,159
Amortization	1,500	1,477	1,469	1,462	5,908	1,458	1,406	1,362	1,360	5,586	1,344	1,553	1,264	1,328	5,489
Interest and investment income	(98)	(282)	(426)	(385)	(1,191)	(528)	(114)	(26)	(23)	(691)	(122)	(842)	(1,034)	(305)	(2,304)
	20,677	23,462	19,828	26,309	90,277	16,496	26,377	26,273	35,978	105,123	19,983	26,478	33,856	28,742	109,059

Committed Capital:
Total assets	732,148	773,377	782,885	773,297	773,297	802,685	817,891	841,849	813,236	813,236	795,860	1,021,726	1,029,586	858,624	858,624
Less assets excluded:
Cash	(27,784)	(45,676)	(54,904)	(46,658)	(46,658)	(23,954)	(17,041)	(15,031)	(21,122)	(21,122)	(29,840)	(226,055)	(214,709)	(82,031)	(82,031)
Goodwill and intangibles, net	(139,869)	(139,162)	(138,158)	(137,124)	(137,124)	(141,273)	(139,718)	(138,537)	(136,984)	(136,984)	(138,058)	(136,736)	(135,820)	(135,726)	(135,726)
DTA from sale of imaging business	(1,658)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)

Total liabilities	(357,946)	(395,226)	(405,989)	(384,472)	(384,472)	(405,231)	(439,512)	(458,580)	(473,885)	(473,885)	(440,610)	(656,268)	(647,459)	(480,594)	(480,594)
Plus liabilities excluded:
Current debt	517	1,655	138,334	2,238	2,238	2,132	32,129	33,660	214,732	214,732	196,116	198,022	199,606	50,937	50,937
Long-term debt	134,053	135,358	460	138,318	138,318	139,657	141,091	143,020	725	725	706	177,650	179,395	180,965	180,965
	339,461	330,327	322,628	345,597	345,597	374,016	394,840	406,381	396,702	396,702	384,175	378,339	410,600	392,174	392,174

(1)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.
(2)	Annual Average Committed Capital equals the sum of the committed capital of the most recent two year ends, divided by two.
(3)	Return on Committed Capital equals return divided by committed capital. Quarterly calculations are annualized.

Numbers may not foot due to rounding differences

PSS WORLD MEDICAL, INC.
Footnotes

(a)
EBITDA represents net income plus provision for income taxes, interest expense, depreciation, and amortization of intangible assets, less interest and investment income. Management review EBITDA when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes EBITDA is an important measure of liquidity.

(b)
ROCC equals return divided by average committed capital. Return is annualized for quarterly and year to date calculations. Management review ROCC when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes ROCC is an important measure of profitability and return.

(c)
DSO is average accounts receivable divided by average daily net sales. Average accounts receivable is the sum of accounts receivable, net of the allowance for doubtful accounts, at the beginning and end of the most recent four quarters divided by five. Average daily net sales are net sales for the most recent four quarters divided by 360.

(d)
DOH is average inventory divided by average daily cost of goods sold (“COGS”). Average inventory is the sum of inventory at the beginning and end of the most recent four quarters divided by five. Average daily COGS is quarterly COGS for the most recent four quarters divided by 360.

(e)	DIP is average accounts payable divided by average daily COGS. Average accounts payable is the sum of accounts payable at the beginning and end of the most recent four quarters divided by five.

(f)	Cash Conversion Days is the sum of DSO and DOH less DIP.

(g)	Operational working capital equals accounts receivable plus inventory minus accounts payable.

(h)	“Swine flu related product sales” represents increased sales in influenza test kits, surgical masks, medical gloves, hand sanitizers and other products related to the swine flu pandemic.